                                                                    EXHIBIT 10.5

                                 FIRST AMENDMENT

         THIS FIRST AMENDMENT dated as of February 25, 2002 (this "Amendment") amends the Second Amended and Restated Credit Agreement dated as of August 14, 2000 (the "Credit Agreement") among Synagro Technologies, Inc. (the "Company"), various financial institutions (the "Banks") and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the Company, the Banks and the Administrative Agent have entered into the Credit Agreement; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement to (a) add the parties listed on the signatures hereof under the heading "New Banks" (collectively the "New Banks") as "Banks" thereunder and (b) make certain other changes as more fully set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement shall be amended as follows:

         1.1 Addition of Definitions. The following new definitions are added to
Section 1.1 of the Credit Agreement in proper alphabetical sequence:

                  "Non-Recourse Debt means the Rhode Island Non-Recourse Debt and the SPV Non-Recourse Debt.

                  Sale-Leaseback Transaction means the sale by the Company and/or one or more Subsidiaries of railcars, containers or other mobile equipment and the concurrent lease, as lessee, of such equipment by the Company and/or one or more Subsidiaries pursuant to a lease which (a) is treated as an operating lease for financial reporting purposes (as determined pursuant to Statement of Financial Accounting Standards No.
         13), (b) has a term (or which is renewable or extendible solely at the option of the lessee for a total period) of not less than five years,
         (c) has covenants and defaults no more restrictive than this Agreement, has amortization reasonably satisfactory to the Administrative Agent and (d) has an imputed interest rate (absent default) not exceeding LIBOR (as quoted on Telerate Page 3750 or any similar service) plus 5%.

                  SPV means a Subsidiary of the Company whose organizational documents limit the activities of such Subsidiary to the development, operation or purchase of SPV Assets and activities related thereto.

                  SPV Asset means, with respect to any SPV, any facility or other asset developed, owned or purchased by such SPV in compliance with the terms of its organizational documents.

                  SPV Non-Recourse Debt means, with respect to any SPV, Debt incurred by such SPV for the purpose of financing the development, operation or purchase of SPV Assets which is non-recourse to the Company and its other Subsidiaries (except for customary warranties and performance guaranties (so long as such guaranties are not guaranties of payment obligations of such SPV) given in connection with non-recourse Debt) and which, in any event, has terms reasonably acceptable to the Administrative Agent.

         1.2 Amendments to Definitions.

         (a) The definition of "Applicable Asset Sale Proceeds" is amended by
(i) deleting the word "and" at the end of clause (i) and substituting a semicolon therefor, (ii) redesignating the existing clause (ii) as clause "(iv)" and (iii) inserting the following new clauses (ii) and (iii):

         "(ii) 50% of the Net Cash Proceeds from the Sale-Leaseback Transaction;
         (iii) 100% of the Net Cash Proceeds from any sale of receivables permitted by Section 10.11(f); and".

         (b) The definition of "EBITDA" is amended by (i) deleting the reference to "Interest Expense" therein and substituting "interest expense" therefor and
(ii) deleting the words "the Rhode Island" before the words "Non-Recourse Debt" therein.

         (c) The definitions of "Fixed Charge Coverage Ratio" and "Funded Debt" are amended by deleting the words "the Rhode Island" before the words "Non-Recourse Debt" therein.

         (d) The definition of "Interest Expense" is amended in its entirety to read as follows:

                  "Interest Expense means, as to any Person for any period, the consolidated interest expense of such Person and its Subsidiaries for such period (including all imputed interest on Capital Leases), excluding, in the case of the Company, any portion thereof attributable to the Baltimore Bonds and the Non-Recourse Debt."

         (e) The definition of "Revolving Commitment Amount" is amended in its entirety to read as follows:

                  "Revolving Commitment Amount means $50,000,000, as such amount may be changed from time to time pursuant to Section 6.2."

         1.3 Amendment to Section 2.1.2. The proviso to Section 2.1.2 is amended in its entirety to read as follows:

                  "; provided that (i) the aggregate Stated Amount of all Letters of Credit shall not at any time exceed $50,000,000 and (ii) the Revolving Outstandings shall not at any time exceed the Revolving Commitment Amount".

         1.4 Amendments to Section 6.

         (a) The caption of Section 6 is amended in its entirety to read "REPAYMENT OF LOANS; CHANGE IN OR TERMINATION OF THE COMMITMENTS; PREPAYMENTS".

         (b) The caption of Section 6.2 is amended in its entirety to read "Changes in the Commitments".

         (c) A new Section 6.2.6 is added to read as follows:

                  "6.2.6 Optional Increase in Revolving Commitments. The Company may, from time to time, by means of a letter delivered to the Administrative Agent substantially in the form of Exhibit I, request that the Revolving Commitment Amount be increased to up to $60,000,000 by (a) increasing the Revolving Commitment of one or more Banks which have agreed to such increase and/or (b) adding one or more commercial banks or other Persons as a party hereto (each an "Additional Bank") with a Revolving Commitment in an amount agreed to by any such Additional Bank; provided that no Additional Bank shall be added as a party hereto without the written consent of the Administrative Agent (which shall not be unreasonably withheld) or if an Event of Default or an Unmatured Event of Default exists. Any increase in the Revolving Commitment Amount pursuant to this Section 6.2.6 shall be effective three Business Days after the date on which the Administrative Agent has received and accepted the applicable increase letter in the form of Annex 1 to Exhibit I (in the case of an increase in the Revolving Commitment of an existing Bank) or assumption letter in the form of Annex 2 to Exhibit I (in the case of the addition of a commercial bank or other Person as a new Bank). The Administrative Agent shall promptly notify the Company and the Banks of any increase in the amount of the Revolving Commitment Amount pursuant to this Section 6.2.6 and of the Revolving Commitment and Revolving Percentage of each Bank after giving effect thereto. The Company acknowledges that, in order to maintain Loans in accordance with each Bank's Revolving Percentage, a reallocation of the Revolving Commitments as a result of a non-pro-rata increase in the Revolving Commitment Amount may require prepayment of all or portions of certain Loans on the date of such increase (and any such prepayment shall be subject to the provisions of Section 8.4)."

         1.5 Amendment to Section 10.6.5. The table contained in Section 10.6.5 is amended in its entirety to read as follows:


                                                        Debt to Capitalization
                  "Period                                     Percentage
                  -------                               ----------------------
                  1/01/02 through 6/30/02                     62.5%
                  7/01/02 and thereafter                      60.0%."

         1.6 Amendments to Section 10.6.6. Section 10.6.6 is amended by amending clause (y) in contained in the first parenthetical phrase therein in its entirety to read as follows: "(y) Capital Expenditures relating to the Rhode Island Facility and the SPV Assets to the extent financed with Non-Recourse Debt".

         1.7 Amendments to Section 10.7. Section 10.7 is amended by (a) deleting the word "and" at the end of clause (i); (b) deleting the period at the end of clause (j) and substituting a semi-colon followed by the word "and" therefor; and (c) inserting the following new clause (k) in proper sequence:

                  "(k) SPV Non-Recourse Debt used to finance the purchase or construction of SPV Assets after February 25, 2002 for use in businesses of the types described in Section 10.19; provided that the aggregate principal amount of all such Debt shall not at any time exceed $50,000,000."

         1.8 Amendments to Section 10.8. Section 10.8 is amended by (a) inserting the phrase "(other than deposits permitted under Section 10.20(f)(ii))" following the phrase "deposits or advances for borrowed money" in clause (b); (b) deleting the word "and" at the end of clause (f); (c) deleting the period at the end of clause (g) and substituting a semi-colon therefor; and
(d) inserting the following new clauses (h), (i) and (j) in proper sequence:

                  "(h) Liens arising in connection with accounts receivable factoring arrangements permitted under Section 10.11;

                  (i) Liens arising in connection with the Sale-Leaseback Transaction attaching only to the property being leased; and

                  (j) Liens on SPV Assets arising in connection with SPV Non-Recourse Debt permitted by Section 10.7(k)."

         1.9 Amendment to Section 10.9. Section 10.9 is amended in its entirety to read as follows:

                  "10.9 Operating Leases. Not permit (a) the aggregate amount of proceeds received from the Sale-Leaseback Transaction to exceed $20,000,000; (b) the aggregate amount of all rental payments made (or scheduled to be made) under all Operating Leases (excluding (i) the operating lease arising in connection with the Sale-Leaseback Transaction, (ii) any lease of equipment for a period of less than six months which is not renewable or extendible solely at the option of the lessee thereunder, (iii) Operating Leases entered into after February 25, 2002 which (x) are for equipment to be used in servicing contracts entered into after such date, (y) have a term (or are renewable or extendible solely at the option of the lessee for a period) of not less than five years and (z) are approved in writing by the Administrative Agent; provided that the aggregate amount of all rental payments made (or scheduled to be made) pursuant to this clause
         (iii) shall not exceed $4,000,000 during any Fiscal Year, and (iv) the Operating Leases listed on Schedule 10.9) by the Company and its Subsidiaries (on a consolidated basis) in any Fiscal Year to exceed 1.0% of Net Worth as of the end of the prior Fiscal Year."

         1.10 Amendment to Section 10.10. The proviso contained in Section 10.10 is amended in its entirety to read as follows:

         "provided that (i) any Subsidiary may declare and pay dividends to the Company or to any other wholly-owned Subsidiary; (ii) the Company may make regularly scheduled payments of interest on any Subordinated Debt if the holder of the Subordinated Debt is permitted to receive such payments at such time under the Subordination Agreement; (iii) the Company may make cash repurchases of its capital stock held by employees (or former employees) and cash payments on Subordinated Debt permitted under Section 10.7(i) in an aggregate amount, for all such repurchases and payments, not in excess of $250,000 in any fiscal year;
         (iv) the Company may make repurchases of its capital stock held by employees (or former employees) with the proceeds of the substantially concurrent issuance of stock to employees (or former employees) or to GTCR Capital or GTCR Fund VII or any Affiliate of the foregoing or any TCW/Crescent Lender; (v) the Company may pay to GTCR Golder Rauner, L.L.C and its Affiliates and the TCW/Crescent Lenders fees as provided for in the Monitoring Agreement and the Professional Services Agreement as in effect on the Effective Date; and (vi) so long as the Total Leverage Ratio on a pro forma basis at the time of the relevant payment (and after giving effect thereto) is less than 2.50 to 1.0 and no Event of Default or Unmatured Event of Default exists or would result therefrom, the Company may declare and pay dividends on its preferred stock, make cash repurchases of its capital stock and make cash payments on Subordinated Debt in an aggregate amount in any Fiscal Year, for all such dividends, repurchases and payments described in this clause (vi) (in addition to any payments permitted by clauses (i) through (v) above), not exceeding $10,000,000 (or, if the Total Leverage Ratio on a pro forma basis at the time of the relevant payment (and after giving effect thereto) is less than 2.00 to 1.0, $20,000,000)."

         1.11 Amendments to Section 10.11. Section 10.11 is amended as follows:

         (a) Clause (d) is amended by (i) deleting the reference to "$25,000,000" therein and substituting "$35,000,000" therefor and (ii) deleting the reference to "$10,000,000" therein and substituting "$15,000,000 therefor.

         (b) Clause (e) is redesignated as clause "(g)".

         (c) The word "other" is inserted at the beginning of new clause (g).

         (d) The following new clauses (e) and (f) are added in proper alphabetical sequence:

         "(e) any sale of assets pursuant to the Sale-Leaseback Transaction so long as such sale is consummated on or prior to June 30, 2002, (f) sales of receivables pursuant to factoring arrangements entered into by the Company or any Subsidiary in the ordinary course of business so long as the aggregate amount of receivables subject to such factoring arrangements does not exceed $3,000,000 at any time and".

         1.12 Amendment to Section 10.13. The last sentence of Section 10.13 is amended in its entirety to read as follows:

         "Notwithstanding the foregoing, (i) so long as the Rhode Island Non-Recourse Debt is outstanding, neither the Company nor any Subsidiary shall be obligated to grant any Lien on the Rhode Island Facility, (ii) so long as any SPV Non-Recourse Debt is outstanding, neither the Company nor any Subsidiary shall be obligated to grant any Lien on any SPV Asset of the applicable SPV and (iii) so long as the Company or any Subsidiary continues to lease assets pursuant to the Sale-Leaseback Transaction, neither the Company nor any Subsidiary shall be obligated to grant any Lien on such leased assets."

         1.13 Amendment to Section 10.18. The parenthetical phrase contained in clause (b) of Section 10.18 is amended by (a) deleting the word "and" at the end of clause (ii) and substituting a comma therefor and (b) inserting the following at the end of clause (iii):

         "(iv) any provision in the documentation for any SPV Non-Recourse Debt which prohibits a second Lien on the related SPV Assets), and

         (v) any provision in the documentation for the Sale-Leaseback Transaction which prohibits a second Lien on the assets leased by the Company or any Subsidiary pursuant to such transaction".

         1.14 Amendments to Section 10.20. Section 10.20 is amended as follows:

         (a) Clause (f) is amended in its entirety to read as follows:

         "(f) good faith deposits (i) made in connection with prospective acquisitions of stock or assets permitted by Section 10.11 or (ii) to secure payment under surety bonds permitted by Section 10.7; provided that the aggregate amount of all outstanding deposits made pursuant to clause (ii) shall not at any time exceed $5,000,000".

         (b) The word "and" at the end of clause (i) is deleted.

         (c) The word "and" is added at the end of clause (j).

         (d) A new clause (k) is added in proper alphabetical sequence to read as follows:

                  "(k) other Investments in an aggregate amount not exceeding $3,000,000 at any time outstanding (without giving effect to any write-off or write-down of any Investment)".

         (e) The proviso to Section 10.20 is amended by (i) deleting the reference to "(f) or (g)" therein and substituting "(f), (g) or (k)" therefor and (ii) adding the following at the end thereof immediately before the period:

         "; and provided, further, that the aggregate amount of Investments by the Company or any Subsidiary in SPVs shall not exceed at any time the sum of (x) $1,000,000 and (y) the excess of the dollar amount set forth in clause (k) over the aggregate amount of Investments outstanding pursuant to clause (k) at such time".

         1.15 Amendment to Schedule 2.1. Schedule 2.1 is amended in its entirety to read as set forth on Schedule 2.1.

         1.16 Addition of Exhibit I. Exhibit I hereto is added to the Credit Agreement as Exhibit I thereto.

         SECTION 2 Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Banks that, after giving effect to the effectiveness hereof, (a) each warranty set forth in Section 9 of the Credit Agreement (other than Section 9.6 and 9.8) is true and correct as of the date of the execution and delivery of this Amendment by the Company, with the same effect as if made on such date, and (b) no Event of Default or Unmatured Event of Default exists.

         SECTION 3 Effectiveness. The amendments set forth in Section 1 above shall become effective on the date (the "Amendment Effective Date") when the Administrative Agent shall have received (i) counterparts of this Amendment executed by the Company and, without duplication, each New Bank, each Bank which will have a Revolving Commitment after giving effect to the amendments herein greater than its Revolving Commitment before giving effect to the amendments herein and the Required Banks, (ii) a Confirmation, substantially in the form of Exhibit A, signed by the Company and each Subsidiary, (iii) new Notes payable to each of the New Banks, (iv) an opinion of counsel to the Company and its Subsidiaries in form and substance reasonably acceptable to the Administrative Agent and (v) an amendment fee for each Bank which, on or before February 21, 2002, executes and delivers to the Administrative Agent a counterpart hereof agreeing to the amendments set forth in Section 1, such fee to be in an amount equal to 0.075% of the sum of such Bank's Revolving Commitment, Acquisition Loans, Term A Loan and Term B Loan after giving effect to the amendments herein.

         SECTION 4 Miscellaneous.

         4.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement" or similar terms shall refer to the Credit Agreement as amended hereby.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         4.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

         4.4 Successors and Assigns. This Amendment shall be binding upon the Company, the Banks and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Administrative Agent and the respective successors and assigns of the Banks and the Administrative Agent.

         4.5 New Banks. On the Amendment Effective Date, each New Bank shall become a "Bank" under and for all purposes of the Credit Agreement, as amended by this Agreement (as so amended, the "Amended Agreement"), shall be bound by the Amended Agreement, and shall be entitled to the benefits of the Amended Agreement and each other Loan Document, and each Bank shall have the applicable Percentages set forth opposite such Bank's name on Schedule 2.1. To facilitate the foregoing, (a) each New Bank agrees that on the Amendment Effective Date, it will remit to the Administrative Agent funds in an amount equal the sum of its Revolving Percentage of all outstanding Revolving Loans and the Administrative Agent agrees to immediately (i) remit a portion of such funds to the existing Revolving Banks, in such amounts, if any, as are necessary to reduce the Revolving Loans of such Revolving Banks to the proper amounts after giving effect hereto and (ii) remit the balance of such funds (if any) to the Company and (b) the Company agrees to pay all costs required to be paid pursuant to
Section 8.4 of the Credit Agreement in connection with the foregoing. Each New Bank agrees that all interest and fees accrued under the Credit Agreement prior to the Amendment Effective Date are the property of the existing Banks.

         Delivered as of the day and year first above written.

                                       SYNAGRO TECHNOLOGIES, INC.


                                       By  /s/ J. PAUL WITHROW
                                         ---------------------------------------
                                       Title   Executive Vice President
                                            ------------------------------------

                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent


                                       By  /s/ LILIANA CLAAR
                                         ---------------------------------------
                                       Title   Vice President
                                            ------------------------------------


                                       BANK OF AMERICA, N.A., as a Bank


                                       By  /s/ W. THOMAS BARNETT
                                         ---------------------------------------
                                       Title   Managing Director
                                            ------------------------------------

                                       SUNTRUST BANK, as Documentation Agent and a Bank


                                       By
                                         ---------------------------------------
                                       Title
                                            ------------------------------------

                                       KEY CORPORATE CAPITAL INC., as
                                       Documentation Agent and a Bank


                                       By  /s/ MICHAEL F. McCULLOUGH
                                         ---------------------------------------
                                       Title   Vice President
                                            ------------------------------------

                                       FLEET CAPITAL CORPORATION, as Co-Agent
                                       and a Bank

                                       By
                                         ---------------------------------------
                                       Title
                                            ------------------------------------

                                       IBJ WHITEHALL BANK & TRUST COMPANY


                                       By
                                         ---------------------------------------
                                       Title
                                            ------------------------------------

                                       ARK II CLO 2001-1, LIMITED

                                       By: Patriarch Partners II, LLC,
                                       its Collateral Manager

                                       By:  /s/ DENNIS DOLAN
                                         ---------------------------------------
                                       Name:    Dennis Dolan
                                            ------------------------------------
                                       Title:   Manager

                                       U.S. BANK NATIONAL ASSOCIATION

                                       By /s/ CHRISTOPHER W. RUPP
                                         ---------------------------------------
                                       Title  Assistant Vice President
                                            ------------------------------------

                                       THE BANK OF NOVA SCOTIA


                                       By /s/ AMANDA NOTSWORTHY
                                         ---------------------------------------
                                       Title  Sr. Team Leader
                                            ------------------------------------

                                       COBANK, ACB


                                       By /s/ TODD B. HATTENBACH
                                         ---------------------------------------
                                       Title  Assistant Vice President
                                            ------------------------------------

                                       HELLER FINANCIAL INC.


                                       By /s/ ROBERT M. REEG
                                         ---------------------------------------
                                       Title  Assistant Vice President
                                            ------------------------------------

                                       LIBERTY-STEIN ROE ADVISOR FLOATING
                                       RATE ADVANTAGE FUND
                                       By: Stein Roe & Farnham Incorporated, as
                                       Advisor


                                       By /s/ JAMES R. FELLOWS
                                         ---------------------------------------
                                       Title  Senior Vice President
                                            ------------------------------------

                                       STEIN ROE FLOATING RATE LIMITED
                                       LIABILITY COMPANY


                                       By
                                       By /s/ JAMES R. FELLOWS
                                         ---------------------------------------
                                       Title  Senior Vice President
                                            ------------------------------------

                                       STEIN ROE & FARNHAM CLO I LTD.
                                       By: Stein Roe & Farnham Incorporated, as
                                       Portfolio Manager


                                       By /s/ JAMES R. FELLOWS
                                         ---------------------------------------
                                       Title  Senior Vice President
                                            ------------------------------------

                                       KEYPORT LIFE INSURANCE COMPANY
                                       By: Stein Roe & Farnham Incorporated, as
                                       Agent for Keyport Life Insurance Company


                                       By /s/ JAMES R. FELLOWS
                                         ---------------------------------------
                                       Title  Senior Vice President
                                            ------------------------------------

                                       SRF 2000 LLC


                                       By /s/ ANN E. MORRIS
                                         ---------------------------------------
                                       Title  Assistant Vice President
                                            ------------------------------------


                                       SRF TRADING, INC.


                                       By /s/ ANN E. MORRIS
                                         ---------------------------------------
                                       Title  Assistant Vice President
                                            ------------------------------------

                                       DENALI CAPITAL CLO I, LTD.


                                       By
                                         ---------------------------------------
                                       Title
                                            ------------------------------------

                                       NEW BANKS:


                                       J.H. WHITNEY MARKET VALUE FUND L.P.


                                       By /s/ MARC S. DIAGONALE
                                         ---------------------------------------
                                       Title  Authorized Signatory
                                            ------------------------------------

                                       LASALLE BANK NATIONAL ASSOCIATION


                                       By
                                         ---------------------------------------
                                       Title
                                            ------------------------------------

                                       CAPITAL FARM CREDIT


                                       By /s/ BEN R. NOVOSAD
                                         ---------------------------------------
                                       Title  CEO
                                            ------------------------------------

                                  CONFIRMATION

                          Dated as of February 25, 2002

To: Bank of America, N.A., individually and as Administrative Agent, and the other financial institutions party to the Credit Agreement referred to below

         Please refer to (a) the Second Amended and Restated Credit Agreement dated as of August 14, 2000 (as amended, the "Credit Agreement") among Synagro Technologies, Inc., various financial institutions (the "Banks") and Bank of America, N.A., as administrative agent (the "Administrative Agent"); (b) the other Loan Documents (as defined in the Credit Agreement), including the Guaranty and the Restated Security Agreement; and (c) the First Amendment dated as of February 25, 2002 to the Credit Agreement (the "First Amendment").

         Each of the undersigned hereby confirms to the Administrative Agent and the Banks that, after giving effect to the First Amendment and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

                         SYNAGRO TECHNOLOGIES, INC.


                         By: /s/ J. PAUL WITHROW
                            ----------------------------
                         Name Printed: J. Paul Withrow
                                      ------------------
                         Title: Executive Vice President
                               -------------------------

                         SYNAGRO WEST, INC.
                         SYNAGRO OF CALIFORNIA, INC. (formerly known as Pima Gro Systems, Inc.)
                         SYNAGRO COMPOSTING COMPANY OF
                         CALIFORNIA, INC. (formerly known as Recyc, Inc.) SYNAGRO MIDWEST, INC.
                         SYNAGRO OF MICHIGAN, INC. (formerly known as National Resource Recovery, Inc.)
                         SYNAGRO OF WISCONSIN, INC. (formerly known as A&J Cartage, Inc.)
                         SYNAGRO SOUTHWEST, INC.
                         SYNAGRO OF TEXAS - VITAL-CYCLE, INC.
                         SYNAGRO OF TEXAS - CDR, INC. (formerly known as Synagro of Texas, Inc. and CDR Environmental, Inc.)

                         SYNAGRO SOUTHEAST, INC.
                         SYNAGRO OF NORTH CAROLINA - AMSCO, INC.
                         SYNAGRO OF FLORIDA - ANTI-POLLUTION, INC.
                         SYNAGRO OF NORTH CAROLINA - EWR, INC. (formerly known as Synagro of North Carolina and Environmental Waste Recycling, Inc.)
                         SYNAGRO OF FLORIDA - A&J, INC. (formerly known as A&J Cartage Southwest, Inc.)
                         SYNAGRO NORTHEAST, INC.
                         SYNAGRO MID-ATLANTIC, INC. (formerly known as CDR Mid-Atlantic, a division of CDR Environmental, Inc.) ORGANI-GRO, INC.
                         ST INTERCO, INC.
                         COMPOSTING CORPORATION OF AMERICA
                         NEW HAVEN RESIDUALS SYSTEMS, INC.
                         RESIDUAL TECHNOLOGIES SYSTEMS, INC.
                         FAIRHAVEN RESIDUAL SYSTEMS, INC.
                         NEW ENGLAND TREATMENT COMPANY, INC.
                         NETCO-CONNECTICUT, INC.
                         NETCO-WATERBURY, INC.
                         NETCO-RESIDUALS MANAGEMENT SYSTEMS, INC.
                         SYNAGRO OF FLORIDA - DAVIS WATER, INC.
                         SYNAGRO OF FLORIDA - ECOSYSTEMS, INC.
                         SYNAGRO OF MINNESOTA - REHBEIN INC.
                         PROVIDENCE SOILS, LLC
                         SYNAGRO - BALTIMORE, L.L.C.
                         SYNAGRO TEXAS, INC.
                         SYNAGRO DELAWARE, INC.
                         SYNAGRO - WWT, INC.
                         RESIDUALS PROCESSING, INC.
                         FUTURE-TECH ENVIRONMENTAL SERVICES, INC.
                         SYNAGRO MIDWEST - ENVIROLAND, INC.
                         NYOFCO HOLDINGS INC.
                         SYNAGRO - WCWNJ, INC.
                         SOARING VISTA PROPERTIES, INC.
                         ENVIRONMENTAL PROTECTION & IMPROVEMENT
                         COMPANY, INC.
                         ATLANTA RESIDUALS COMPANY, LLC
                         SYNAGRO DIGESTION, INC.


                         By: /s/ J. PAUL WITHROW
                            --------------------------------------------
                         Name Printed: J. Paul Withrow
                                      ----------------------------------
                         Title: Executive Vice President
                               -----------------------------------------

                         NEW YORK ORGANIC FERTILIZER COMPANY
                         By: Synagro - WWT, Inc., its Partner


                         By: /s/ J. PAUL WITHROW
                            --------------------------------------------
                         Name Printed: J. Paul Withrow
                                      ----------------------------------
                         Title: Executive Vice President
                               -----------------------------------------


                         NETCO-RESIDUALS MANAGEMENT, LIMITED
                         PARTNERSHIP

                         By: Netco-Residuals Management Systems, Inc., its General Partner

                         By: /s/ J. PAUL WITHROW
                            --------------------------------------------
                         Name Printed: J. Paul Withrow
                                      ----------------------------------
                         Title: Executive Vice President
                               -----------------------------------------


                         RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP

                         By:    Residual Technologies Systems, Inc.,
                                its General Partner


                         By: /s/ J. PAUL WITHROW
                            --------------------------------------------
                         Name Printed: J. Paul Withrow
                                      ----------------------------------
                         Title: Executive Vice President
                               -----------------------------------------


                         FAIRHAVEN RESIDUALS, LIMITED PARTNERSHIP

                         By:    Fairhaven Residual Systems, Inc.,
                                its General Partner


                         By: /s/ J. PAUL WITHROW
                            --------------------------------------------
                         Name Printed: J. Paul Withrow
                                      ----------------------------------
                         Title: Executive Vice President
                               -----------------------------------------

                         NETCO-WATERBURY, LIMITED PARTNERSHIP

                         By:    Netco-Waterbury, Inc., its General Partner


                         By: /s/ J. PAUL WITHROW
                            --------------------------------------------
                         Name Printed: J. Paul Withrow
                                      ----------------------------------
                         Title: Executive Vice President
                               -----------------------------------------


                         NEW HAVEN RESIDUALS, LIMITED PARTNERSHIP

                         By:    New Haven Residuals Systems, Inc.,
                                its General Partner


                         By: /s/ J. PAUL WITHROW
                            --------------------------------------------
                         Name Printed: J. Paul Withrow
                                      ----------------------------------
                         Title: Executive Vice President
                               -----------------------------------------


                         SYNAGRO MANAGEMENT, L.P.


                         By:    Synagro Texas, Inc.,
                                its General Partner


                         By: /s/ J. PAUL WITHROW
                            --------------------------------------------
                         Name Printed: J. Paul Withrow
                                      ----------------------------------
                         Title: Executive Vice President
                               -----------------------------------------

                                    EXHIBIT I

                                     FORM OF
                                INCREASE REQUEST

                          ______________________, 20___

Bank of America, N.A., as Administrative Agent under the Credit Agreement referred to below


Ladies/Gentlemen:

         Please refer to the Second Amended and Restated Credit Agreement dated as of August 14, 2000 among Synagro Technologies, Inc. (the "Company"), various financial institutions and Bank of America, N.A., as Administrative Agent (as amended, modified, extended or restated from time to time, the "Credit Agreement"). Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

         In accordance with Section 6.2.6 of the Credit Agreement, the Company hereby requests an increase in the Revolving Commitment Amount from $__________ to $__________. Such increase shall be made by [increasing the Revolving Commitment of ____________ from $________ to $________] [adding _____________ as a Bank under the Credit Agreement with a Revolving Commitment of $____________] as set forth in the letter attached hereto. Such increase shall be effective three Business Days after the date that the Administrative Agent accepts the letter attached hereto or such other date as is agreed among the Company, the Administrative Agent and the [increasing] [new] Bank.

                                       Very truly yours,


                                       SYNAGRO TECHNOLOGIES, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                              ANNEX I TO EXHIBIT I

                                     [Date]


Bank of America, N.A., as Administrative Agent under the Credit Agreement referred to below

Ladies/Gentlemen:

         Please refer to the letter dated __________, 20__ from Synagro Technologies, Inc. (the "Company") requesting an increase in the Revolving Commitment Amount from $__________ to $__________ pursuant to Section 6.2.6 of the Second Amended and Restated Credit Agreement dated as of August 14, 2000 among the Company, various financial institutions and Bank of America, N.A., as Administrative Agent (as amended, modified, extended or restated from time to time, the "Credit Agreement"). Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

         The undersigned hereby confirms that it has agreed to increase its Revolving Commitment under the Credit Agreement from $__________ to $__________ effective on the date which is three Business Days after the acceptance hereof by the Administrative Agent or on such other date as may be agreed among the Company, the Administrative Agent and the undersigned.

                                       Very truly yours,

                                       [NAME OF INCREASING BANK]


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

Accepted as of

---------, ----

BANK OF AMERICA, N.A., as
Administrative Agent

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------

                              ANNEX II TO EXHIBIT I

                                     [Date]


Bank of America, N.A., as Administrative Agent under the Credit Agreement referred to below

Ladies/Gentlemen:

         Please refer to the letter dated __________, 20___ from Synagro Technologies, Inc. (the "Company") requesting an increase in the Revolving Commitment Amount from $__________ to $__________ pursuant to Section 6.2.6 of the Second Amended and Restated Credit Agreement dated as of August 14, 2000 among the Company, various financial institutions and Bank of America, N.A., as Administrative Agent (as amended, modified, extended or restated from time to time, the "Credit Agreement"). Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

         The undersigned hereby confirms that it has agreed to become a Bank under the Credit Agreement with a Revolving Commitment of $__________ effective on the date which is three Business Days after the acceptance hereof, and consent hereto, by the Administrative Agent or on such other date as may be agreed among the Company, the Administrative Agent and the undersigned.

         The undersigned (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements delivered by the Company pursuant to the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to become a Bank under the Credit Agreement; and (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

         The undersigned represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this letter and to become a Bank under the Credit Agreement; and (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution and delivery of this letter and the performance of its obligations as a Bank under the Credit Agreement.

         The undersigned agrees to execute and deliver such other instruments, and take such other actions, as the Administrative Agent may reasonably request in connection with the transactions contemplated by this letter.

         The following administrative details apply to the undersigned:

                  (A)      Notice Address:

                           Legal name:
                                      ----------------------------------
                           Address:
                                   -------------------------------------
                           Attention:
                                     -----------------------------------
                           Telephone: (    )
                                      ----------------------------------
                           Facsimile: (    )
                                      ----------------------------------
                  (B)      Payment Instructions:

                           Account No.:
                                       ---------------------------------
                                    At:
                                       ---------------------------------

                                       ---------------------------------

                                       ---------------------------------

                           Reference:
                                      ----------------------------------
                           Attention:
                                      ----------------------------------

         The undersigned acknowledges and agrees that, on the date on which the undersigned becomes a Bank under the Credit Agreement as set forth in the second paragraph hereof, the undersigned will be bound by the terms of the Credit Agreement as fully and to the same extent as if the undersigned were an original Bank under the Credit Agreement.

                                              Very truly yours,

                                              [NAME OF NEW BANK]


                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------

Accepted and consented to as of
______________, 20___

BANK OF AMERICA, N.A.,
  as Administrative Agent


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                                  SCHEDULE 2.1

                              BANKS AND PERCENTAGES

                              Revolving       Acquisition     Term Loan A      Term Loan B       Revolving        Acquisition
         Bank                Commitment         Amount          Amount            Amount         Percentage        Percentage
------------------------   --------------   --------------   --------------   --------------   --------------    --------------
Bank of America, N.A       $11,921,546.69   $ 4,397,231.37   $ 2,371,439.82   $ 4,764,078.45       23.2253427%       11.6697901%
The Bank of Nova Scotia    $ 6,250,000.00   $ 3,517,785.09   $ 3,497,151.91   $ 6,780,086.42       12.1761375%        9.3358321%
Ark II CLO 2001-1,
Limited                    $         0.00   $         0.00   $         0.00   $14,139,146.51        0.0000000%        0.0000000%
CoBank ACB                 $ 4,653,732.44   $ 2,638,338.82   $ 2,622,863.91   $ 5,085,064.82        9.0663178%        7.0018741%
Fleet Capital
Corporation                $ 2,787,106.46   $ 3,517,785.09   $ 3,497,151.91   $ 6,780,086.42        5.4297906%        9.3358321%
Heller Financial, Inc.     $ 1,400,000.00   $ 1,582,579.60   $         0.00   $ 7,511,421.59        2.7274548%        4.2000000%
IBJ Whitehall Bank &
Trust Company              $ 1,532,908.55   $ 1,934,781.80   $ 1,923,433.55   $ 3,729,047.53        2.9863848%        5.1347076%
JH Whitney Market
Value Fund L.P.            $         0.00   $         0.00   $         0.00   $ 4,418,483.28        0.0000000%        0.0000000%
Key Corporate Capital
Inc.                       $ 4,521,739.13   $ 5,707,175.81   $ 5,673,700.99   $ 4,418,483.28        8.8091708%       15.1462451%
Keyport Life Insurance
Company                    $         0.00   $         0.00   $         0.00   $ 2,651,089.97        0.0000000%        0.0000000%
LaSalle Bank National
Association                $ 3,391,304.35   $ 4,280,381.86   $ 4,255,275.74   $ 4,418,483.28        6.6068781%       11.3596838%
SRF Trading, Inc.          $         0.00   $         0.00   $         0.00   $ 1,325,544.98        0.0000000%        0.0000000%
SRF 2000 LLC               $         0.00   $         0.00   $         0.00   $ 1,767,393.32        0.0000000%        0.0000000%




                            Term Loan A        Term Loan B         Total
         Bank                Percentage        Percentage        Percentage
------------------------   --------------    --------------    --------------
Bank of America, N.A            6.6082298%        5.3910790%       10.9976624%
The Bank of Nova Scotia         9.7451275%        7.6724138%        9.3990626%
Ark II CLO 2001-1,
Limited                         0.0000000%       16.0000000%        6.6298112%
CoBank ACB                      7.3088456%        5.7543104%        7.0334634%
Fleet Capital
Corporation                     9.7451275%        7.6724138%        7.7753203%
Heller Financial, Inc.          0.0000000%        8.5000000%        4.9206115%
IBJ Whitehall Bank &
Trust Company                   5.3598201%        4.2198276%        4.2764262%
JH Whitney Market
Value Fund L.P.                 0.0000000%        5.0000000%        2.0718160%
Key Corporate Capital
Inc.                           15.8102767%        5.0000000%        9.5285139%
Keyport Life Insurance
Company                         0.0000000%        3.0000000%        1.2430896%
LaSalle Bank National
Association                    11.8577075%        5.0000000%        7.6643394%
SRF Trading, Inc.               0.0000000%        1.5000000%        0.6215448%
SRF 2000 LLC                    0.0000000%        2.0000000%        0.8287264%

                                Revolving      Acquisition      Term Loan A      Term Loan B       Revolving        Acquisition
         Bank                  Commitment        Amount            Amount          Amount          Percentage        Percentage
--------------------------   --------------   --------------   --------------   --------------   --------------    --------------
Liberty-Stein Roe
Advisor Floating Rate
Advantage Fund               $         0.00   $         0.00   $         0.00   $ 1,325,544.98        0.0000000%        0.0000000%
Stein Roe & Farnham
CLO I Ltd.                   $         0.00   $         0.00   $         0.00   $ 1,325,544.98        0.0000000%        0.0000000%
Stein Roe Floating Rate
Limited Liability
Company                      $         0.00   $         0.00   $         0.00   $ 3,534,786.63        0.0000000%        0.0000000%
SunTrust Bank                $ 3,483,883.07   $ 4,397,231.36   $ 4,371,439.86   $ 8,475,108.04        6.7872383%       11.6697901%
U.S. Bank National
Association                  $ 6,387,685.85   $ 5,707,175.81   $ 5,673,700.99   $         0.00       12.4443746%       15.1462451%
Capital Farm Credit          $ 5,000,000.00   $         0.00   $ 2,000,000.00   $ 3,000,000.00        9.7409100%        0.0000000%
Denali Capital CLO I,
Ltd.                         $         0.00   $         0.00   $         0.00   $ 2,920,271.23        0.0000000%        0.0000000%

        TOTALS               $51,329,907.00   $37,680,467.00   $35,886,159.00   $88,369,666.00      100.0000000%      100.0000000%




                              Term Loan A        Term Loan B         Total
         Bank                  Percentage        Percentage        Percentage
--------------------------   --------------    --------------    --------------
Liberty-Stein Roe
Advisor Floating Rate
Advantage Fund                    0.0000000%        1.5000000%        0.6215448%
Stein Roe & Farnham
CLO I Ltd.                        0.0000000%        1.5000000%        0.6215448%
Stein Roe Floating Rate
Limited Liability
Company                           0.0000000%        4.0000000%        1.6574528%
SunTrust Bank                    12.1814093%        9.5905173%        9.7191503%
U.S. Bank National
Association                      15.8102767%        0.0000000%        8.3316358%
Capital Farm Credit               5.5731794%        3.3948301%        4.6889756%
Denali Capital CLO I,
Ltd.                              0.0000000%        3.3046082%        1.3693080%

        TOTALS                  100.0000000%      100.0000000%      100.0000000%